Acquisitions	12 Months Ended
Dec. 31, 2019
Acquisitions [Abstract]
Acquisitions
Note 4. Acquisitions

Standard Outdoor

On January 18, 2018, the Company, through Standard Outdoor, completed an asset acquisition consisting of 83 billboard structures located in Alabama, as well as the ground leases and advertising contracts relating to such billboard structures for consideration with a fair value of approximately $9.7 million, of which $4.0 million was paid in cash and the remainder is payable under a promissory note with a face value of $6.5 million, net of a fair value discount of $0.9 million. A principal payment of $1.0 million on the promissory note is payable January 1 of each year, beginning with a payment that was made on January 1, 2020 and ending January 1, 2022, with a $3.5 million final principal payment on January 1, 2023. The promissory note has a 5% fixed interest rate and interest is payable quarterly. The purchase price was primarily attributed to property, plant and equipment consisting of the billboard structures. In conjunction with the asset acquisition, the Company established an asset retirement obligation of $1.0 million.

On February 20, 2018, the Company, through Standard Outdoor, completed an asset acquisition consisting of 86 billboard structures located in Georgia and Florida, as well as the ground leases and advertising contracts relating to such billboard structures for consideration with a fair value of approximately $6.8 million, of which $3.2 million was paid in cash, $0.2 million was paid with the Company’s Class A common shares and the remainder is payable under a promissory note with a face value of $3.5 million, net of a fair value discount of $0.3 million. Principal payments began on March 1, 2019, with the remaining principal paid down monthly through March 1, 2022. The promissory note has a 5% fixed interest rate and interest is payable monthly starting March 1, 2019. The purchase price was primarily attributed to property, plant and equipment consisting of the billboard structures. In conjunction with the asset acquisition, the Company established an asset retirement obligation of $1.0 million.

On May 7, 2019, the Company, through Standard Outdoor, completed an asset acquisition consisting of six billboard structures located in Georgia, as well as the ground leases and advertising contracts relating to such billboard structures, for total consideration of $0.6 million, paid in cash. In conjunction with the asset acquisition, the Company established an asset retirement obligation of $0.1 million.

Acquisitions by Turning Point

Solace Technologies

In July 2019, Turning Point purchased the assets of E-Vape 12, Inc and Solace Technologies LLC (“Solace”) for $9.4 million in total consideration, comprised of $7.7 million in cash, $1.1 million earn-out fair value, and $0.5 million holdback for 18 months, which was adjusted by $0.2 million for a working capital deficiency. The earn-out consists of 44,295 shares of Turning Point’s common stock to be issued to the former owners upon the achievement of certain annual milestones. Immediately following the acquisition, 88,582 performance based restricted stock units with a fair value of $4.62 million were issued to former owners who became employees. Solace is an innovative product development company that has grown from the creator of one of the leading vape juice brands in the industry into a leader of alternative ingredients product development. Turning Point intends to incorporate Solace’s innovative products as well as the legacy vapor products into its Nu-X development engine. As of December 31, 2019, Turning Point had not completed the accounting for the acquisition. The following purchase price and goodwill and other intangibles are based on the excess of the acquisition price over the estimated fair value of the tangible assets acquired and are based on management’s preliminary estimates:

(In thousands)	As of December 31, 2019 (preliminary)
Total consideration transferred	$9,405

Adjustments to consideration transferred:
Cash acquired	(45)
Working capital	(235)
Adjusted consideration transferred	9,125

Assets acquired:
Working capital (primarily AR and inventory)	1,132
Fixed assets and other long term assets	414
Intangible assets	1,352
Other liabilities	(209)
Net assets acquired	2,689

Goodwill	$6,436

The goodwill of $6.4 million consists of the synergies and scale expected from combining the operations and is currently deductible for tax purposes.

IVG

In September 2018, Turning Point acquired 100% of the equity interest of IVG for total consideration of $23.8 million satisfied through $14.5 million paid in cash, 153,079 shares of Turning Point’s common stock with a fair value of $5.3 million, and a $4.0 million note payable to IVG’s shareholders (“IVG Note”) which matures 18 months from the acquisition date, on March 5, 2020.  All principal and accrued and unpaid interest under the IVG Note is subject to indemnification obligations of the sellers pursuant to the International Vapor Group Stock Purchase Agreement dated as of September 5, 2018. Turning Point has tracked liabilities subject to indemnification obligations and believes that such obligations exceed $4 million. The Purchase Agreement provides a mechanism under which the parties either agree on the indemnity amount or litigate disputed amounts. The Purchase Agreement provides that the amount of the indemnity is to initially be determined as of March 5, 2020. Some of the liabilities are identified but not yet fixed, such as product liability expenses. The Purchase Agreement and related agreements include an additional $4.5 million of earnouts with both performance-based and service-based conditions payable to former IVG owners who became employees of Turning Point as a result of the acquisition. Such amounts will be considered compensation and are not a component of the IVG purchase price. The portion of earnout payments a recipient will receive will be calculated by reference to certain performance metrics not to exceed a two-year period as specified within the acquisition agreement. Turning Point recorded earnout expense of approximately $0.9 million and $1.5 million, respectively, within selling, general, and administrative expenses in the consolidated statements of (loss) income for the years ended December 31, 2019 and 2018, based on the probability of achieving the performance conditions.

IVG markets and sells a broad array of proprietary and third-party vapor products directly to adult consumers through an online platform under brand names such as VaporFi, South Beach Smoke, and Direct-Vapor. IVG operates company-owned stores under the VaporFi brand and also operates as a franchisor to franchisee-owned stores. The acquisition of IVG adds a significant business-to-consumer distribution platform to Turning Point’s NewGen portfolio.  Turning Point completed the accounting for the acquisition during the third quarter 2019. The following purchase price and goodwill are based on the excess of the acquisition price over the fair value of the tangible and intangible assets acquired:

As of September 6, 2019 (final)
Total consideration transferred	$24,292
Adjustments to consideration:
Cash acquired, net of debt assumed	(221)
Working capital	(245)
Adjusted consideration transferred	23,826

Assets acquired:
Working capital (primarily inventory)	3,218
Fixed assets	1,274
Intangible assets	7,880
Net assets acquired	12,372

Goodwill	$11,454

The goodwill of $11.5 million consists of the synergies and scale expected from combining the operations and is currently deductible for tax purposes.

Vapor Supply

On April 30, 2018, Turning Point purchased the assets of Vapor Supply LLC, vaporsupply.com, and some of its affiliates including the Ecig.com domain through its subsidiary Vapor Acquisitions Company, LLC, for total consideration of $4.8 million paid in cash to strengthen its presence within the NewGen segment. Vapor Supply is a business-to-business e-commerce distribution platform servicing independent retail vape shops. Additionally, Vapor Supply manufactures and markets proprietary e-liquids under the DripCo brand and operates company-owned stores. The accounting for the acquisition of these assets was finalized during the second quarter 2019. The following purchase price and goodwill are based on the excess of the acquisition price over the estimated fair value of the tangible and intangible assets acquired:

(In thousands)	As of April 30, 2018 (final)
Total consideration transferred	$4,800

Assets acquired:
Working capital (primarily inventory)	2,500
Fixed assets	272
Intangible assets	256
Net assets acquired	3,028

Goodwill	$1,772

Upon finalization of the acquisition accounting during the second quarter 2019, $1.8 million was transferred between intangible assets and goodwill. The goodwill of $1.8 million is related to the expected increased retail presence in geographic regions not previously served by the Company and is currently deductible for tax purposes.